UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: (Date of earliest event reported): December 18, 2007
Chico’s FAS, Inc.
(Exact Name of Registrant as Specified in its Charter)
Florida
(State or Other Jurisdiction of Incorporation)

0-21258	59-2389435

(Commission File Number)	(IRS Employer Identification No.)

11215 Metro Parkway, Fort Myers, Florida	33966

(Address of Principal Executive Offices)	(Zip code)
(239) 277-6200
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On December 18, 2007, the Board of Directors of Chico’s FAS, Inc. (the “Company”) amended Article VIII of the Company’s Amended and Restated By-laws to incorporate more exacting language confirming the Company’s ability to issue and transfer Company shares in accordance with the electronic Direct Registration System (“DRS”) administered by the Depository Trust Company. This amendment was made in response to recent amendments to the New York Stock Exchange (“NYSE”) rules which require securities listed on the NYSE to be eligible to participate in the DRS by January 1, 2008.
     A copy of the amendment is attached as Exhibit 3.3 to this Report and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
     (d)     Exhibits:
     Exhibit 3.3     Amendment to Amended and Restated By-laws, effective December 18, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICO’S FAS, INC.
Date: December 20, 2007	By:	/s/ Michael J. Kincaid
Michael J. Kincaid, Senior Vice President — Finance and Chief Accounting Officer and Assistant Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 3.3	Amendment to Amended and Restated By-laws, effective December 18, 2007

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